UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2025

Date of Report (Date of earliest event reported)

LIMITLESS X HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., #400
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N./A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 3, 2025, Limitless X Holdings Inc. released a letter to shareholders via a press release, which is captioned “Limitless X Holdings Issues Shareholder Letter Detailing Strategic Transformation, Reg A+ Qualification, Capital Markets Milestones, and Near-Term Growth Outlook.” A copy of the shareholder letter is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Limitless X Holdings, Inc. Letter to Shareholders dated September 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITLESS X HOLDINGS INC.

Date: September 3, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer